UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (D) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 3, 2002

                           GAIGE FINANCIAL GROUP, INC.
             -----------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


          FLORIDA                     0-29077                65-0963971
----------------------------          ------------           -------------------
(STATE OR OTHER JURISDICTION          (COMMISSION            (IRS EMPLOYER
   OF  INCORPORATION)                 FILE  NUMBER)          IDENTIFICATION NO.)


22154  MARTELLA  AVENUE
BOCA  RATON,  FL                                                 33433
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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                       (ZIP CODE)


REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (561) 451-9674
                                                    --------------



                                       N/A
          -------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGES SINCE LAST REPORT)


COPY OF COMMUNICATIONS TO:   GAIGE FINANCIAL GROUP, INC.
                             22154 MARTELLA AVENUE
                             BOCA RATON, FL 33433

     The purpose of this current report on Form 8-K is to add to the previous current report on Form 8-K filed to disclose a change in the Registrant's Certifying Accountant.

ITEM  4(a).  CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT

     The Company has been generally inactive since its inception; it had no independent accountant until the retention of Samuel F. May, Jr., Certified Public Accountant, 20283 State Rd. 7, Suite 300, Boca Raton, FL 33498, in November, 1999. Subsequently on March 1st 2002, the Board of Directors decided to retain the services of a new accountant, Robert Jarkow, Certified Public Accountant, 3111 North Andrews Avenue, Fort Lauderdale, Florida 33309.

     Audited statements prepared by Samuel F. May, Jr., CPA contained a going concern qualification but such financial statements did not contain any adjustment for uncertainties stated therein.

     During the Registrant's most recent fiscal year and during any subsequent interim period preceding the date of resignation, the Company has had no disagreements with Samuel F. May, Jr., CPA, on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

     No accountant's report on the financial statements for the past year contained an adverse opinion or a disclaimer of opinion or was qualified or modified as to uncertainty, audit scope or accounting principles.

     On April 1st, 2002 the Company provided Samuel F. May, Jr., CPA with a copy of this revised disclosure and requested that it furnish a letter to the Company, addressed to the SEC, stating that it agreed with the statements made herein or the reasons why it disagreed.

ITEM  4(b).     CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT.

     On March 1, 2002, the Company's Board of Directors approved the engagement of Robert Jarkow, Certified Public Accountant, 3111 North Andrews Avenue, Fort Lauderdale, Florida 33309, as the Company's independent auditor. Such appointment was accepted by Robert Jarkow of the firm. Prior to such engagement, the Company had not consulted Robert Jarkow on any prior matters, including any matters relative to the application of accounting principles or any subject of disagreement with Samuel F. May, Jr. CPA.

ITEM  7.     FINANCIAL  STATEMENTS  AND  EXHIBITS

Exhibit  No.         Description
----------------------------------------------------------------------
16.1     *     Letter on change of certifying accountant pursuant to Regulation
               SK, Section 304(a)(3)2.
16.2     *     Letter from Samuel F. May, Jr., CPA

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(*  Filed herewith)



                                   SIGNATURES


     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                          GAIGE FINANCIAL GROUP, INC.
                                  (Registrant)

Date:  April 3, 2002            By /s/  Shelley  Goldstein
                                -------------------------------
                                President, Secretary and Chief Operating Officer